UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         August 8, 2002

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Tellabs CEO and CFO file certification of SEC reports ahead of schedule

Tellabs Chairman and CEO Michael J. Birck and Chief Financial Officer Joan E. Ryan signed and filed sworn statements this week with the U.S. Securities and Exchange Commission (SEC) attesting to the accuracy of the company’s most recent annual and quarterly reports filed with the SEC, ahead of the Aug. 14 deadline. Further details are contained in the press release of Tellabs, Inc., dated August 7, 2002, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated August 7, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                      (Registrant)

                  /s Joan E. Ryan
             Joan E. Ryan
                                                                             Executive Vice President and Chief Financial Officer

August 8, 2002
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated August 7, 2002.